UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2018 (April 10, 2018)

TMSR Holding Company Limited

(Exact name of Company as specified in charter)

Delaware	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

A101 Hanzheng Street City Industry Park, No.21 Jiefang Avenue, Qiaokou District, Wuhan, Hubei, China 430000
(Address of Principal Executive Offices) (Zip code)

+86-022-5982-4800

 (Company’s Telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01	Changes in Company's Certifying Accountant.

(a)	Previous independent registered public accounting firm:

On April 10, 2018, the Board of Directors of the Company (the “Board”) confirmed and approved the dismissal of WithumSmith+Brown, PC (“Withum”), which was the Company’s auditor prior to the Business Combination, as the Company’s independent registered public accounting firm effective immediately.

For the fiscal years ended December 31, 2017 and 2016, Withum’s audit report on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it qualified as to audit scope or accounting principles. The audit report for the fiscal year ended December 31, 2016, which included the explanatory paragraph, is not considered qualifying an opinion due to a scope limitation or GAAP departure. During the fiscal years ended December 31, 2017 and 2016 and the subsequent period through April 10, 2018, (i) there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Withum’s satisfaction, would have caused Withum to make reference in connection with Withum’s opinion to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

We furnished a copy of this disclosure to Withum and have requested that Withum furnish us with a letter addressed to the SEC stating whether such firm agrees with the above statements or, if not, stating the respects in which it does not agree. We have received the requested letter from Withum, and a copy of the letter is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b)	New independent registered public accounting firm:

On April 10, 2018, as part of the deemed change in independent registered public accounting firms described in section (a) above, the Board confirmed, recommended and approved the appointment of Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2018.

Friedman previously served as the auditor for China Sunlong Environmental Technology, Inc., a Cayman Islands business company with limited liability (“Sunlong”), the Company’s significant subsidiary, prior to the Business Combination and provided audit opinions in connection with Sunlong’s financial statements for the fiscal years ended December 31, 2017 and 2016. During the two most recent fiscal years and through April 11, 2018, the Company has not consulted with Friedman regarding (1) any matter that was the subject of a disagreement or a reportable event described in Items 304(a)(1)(iv) or (v), respectively, or (2) any matter that was the subject of a disagreement or a reportable event described in Items 304(a)(1)(iv) or (v), respectively, of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMSR Holding Company Limited

Date: April 11, 2018	By:	/s/ Jiazhen Li
Jiazhen Li
Co-Chairman

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